The Hartford Growth Opportunities Fund Investment Strategy - The Hartford Growth Opportunities Fund	Oct. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	PRINCIPAL INVESTMENT STRATEGY.
Strategy Narrative [Text Block]	Under normal circumstances, the Fund invests primarily in common stocks that the sub-adviser, Wellington Management Company LLP (“Wellington Management”), believes exhibit long-term growth potential. Wellington Management uses fundamental analysis to identify companies with accelerating operating characteristics for purchase.The Fund may invest in securities of companies of any market capitalization, but tends to focus on mid to large capitalization stocks. The Fund may trade securities actively. Based on market or economic conditions, the Fund may, through its normal bottom-up stock selection process, focus in one or more sectors of the market including, but not limited to, the information technology, consumer discretionary and communication services sectors. The Fund may invest up to 10% of its net assets in foreign issuers and non-dollar securities. Effective upon the compliance date of amendments to Rule 35d-1 (currently, March 1, 2027), under normal circumstances, the Fund will invest at least 80% of its assets in securities of growth companies. Wellington Management will determine whether a company is a growth company based on traditional and other measures of growth, such as whether the company is included within a third-party growth index (e.g. the Russell 3000 Growth Index or the MSCI ACWI Growth Index) and/or whether the company exhibits growth characteristics based on certain metrics, such as earnings per share (EPS) growth and/or revenue growth. A company may be determined to be a growth company under any of these factors.